UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 24, 2013

F5 Networks, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 Elliott Avenue West
Seattle, WA	98119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 272-5555

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 24, 2013, F5 Networks, Inc. issued a press release regarding its financial results for the second quarter ended March 31, 2013. The press release is attached hereto as Exhibit 99.1. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events

On April 24, 2013, F5 Networks, Inc. announced that its board of directors authorized an additional $200 million for the Company’s common stock share repurchase program.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

99.1	Press Release of F5 Networks, Inc. announcing quarterly earnings dated April 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC.
(Registrant)

Date: April 24, 2013	By:	/s/ John McAdam
John McAdam
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of F5 Networks, Inc. announcing quarterly earnings dated April 24, 2013.